SCHEDULE 14A
                                 (RULE 13a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                       Commission Only (as permitted by
                                       Rule 14A-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     Premier Development & Investment, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14-a6(i)(1) and 0-11

(1)     Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------

(5)     Total fee paid:

------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

(1)     Amount Previously Paid:

------------------------------------------------------------------------------

(2)     Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------

(3)     Filing Party:

------------------------------------------------------------------------------

(4)     Date Filed:

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                     PREMIER DEVELOPMENT & INVESTMENT, INC.

                                     [logo]

                    Notice of Annual Meeting of Stockholders
                          to be held February 14, 2003


To The Stockholders of Premier Development & Investment, Inc.:

PLEASE TAKE NOTICE that the Annual Meeting of the Stockholders of Premier Development & Investment, Inc. will be held on February 14, 2003 at 3450 Palencia Court, Suite 2203, Tampa, Florida 33618 (Phone: 813-784-3442). The meeting will convene at 3:00PM Eastern Standard Time (EST) for the following purposes:

(1)     For the election of directors;

(2) To ratify the selection of Baumann, Raymondo & Company, PA as its independent auditor for fiscal 2003; and

(3) For the transaction of such other business as may properly come before this meeting.

The transfer books of the Company will not be closed, but only stockholders of record at the close of business on January 27, 2003 will be entitled to vote at the meeting or any adjournment thereof.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTENT THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELEOPE TO ASSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE OT THE COMPANY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors, January 27, 2003:



/s/ Eric R. Boyer                         /s/ Victoria Z. Carlton
Eric R. Boyer                         Victoria Z. Carlton
President and CEO                         Treasurer and Secretary


                                 PROXY STATEMENT

                     PREMIER DEVELOPMENT & INVESTMENT, INC.

     This Proxy Statement is furnished to the stockholders of Premier Development & Investment, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors (the "Board") to be voted at the Annual Meeting of Stockholders ("Annual Meeting") on February 14, 2003 for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and Notice of Meeting and the related proxy card/ballot are being mailed to stockholders beginning on or about January 28, 2003. The Company's Annual Report to Stockholders will be mailed to stockholders separately on or about February 14, 2003. The Company's principal place of business is 504 Beebe Ct., Frederick, Maryland 21703 and its telephone number is (813) 784-3442.


                                   RECORD DATE

     The Board has fixed the close of business on January 27, 2003 as the record date for the 2003 Annual Meeting. Only stockholders of record on that date will be entitled to vote at the meeting in person or by proxy.


                                     PROXIES

     The proxy named on the enclosed proxy card/ballot was appointed by the Board to vote the shares represented by the proxy card/ballot. Upon receipt by the Company of a properly signed and dated proxy card/ballot, the shares represented thereby will be voted in accordance with the instructions on the proxy card/ballot. If a stockholder does not return a signed proxy card/ballot, his or her shares cannot be voted by proxy. Stockholders are urged to mark the ovals on the proxy card/ballot to show how their shares are to be voted. If a stockholder returns a signed proxy card/ballot without marking the ovals, the shares represented by the proxy card/ballot will be voted as recommended by the Board herein and in the proxy card/ballot. The proxy card/ballot also confers discretionary authority to the proxy to vote on any other matter not presently known to management that may properly come before the meeting. Any proxy delivered pursuant to this solicitation is revocable at the option of the person(s) executing the same (i) upon receipt by the Company before the proxy is voted of a duly executed proxy bearing a later date, (ii) by written notice of revocation to the Secretary of the Company received before the proxy is voted or
(iii) by such person(s) voting in person at the 2003 Annual Meeting.


                                  VOTING SHARES

     On the record date, there were 5,350,000 shares of common stock, class A, outstanding and entitled to vote ("Common Stock"). Each share of Common Stock is entitled to one vote. The holders in person or by proxy of a majority of the total number of the shares of Common Stock shall constitute a quorum for purposes of the 2003 Annual Meeting.


                       PROPOSAL I.  ELECTION OF DIRECTORS

                  THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL I.

     At the Meeting, three (3) directors are to be elected who shall hold office until the next following Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     It is intended that the shares represented by the accompanying proxy will be voted at the 2003 Annual Meeting for the election of nominees Eric R. Boyer, Victoria Z. Carlton and Andrew L. Jones as the Company's three (3) directors, unless the proxy specifies otherwise. Each nominee has indicated his willingness to serve as a member of the Board, if elected.

     If, for any reason not presently known, either Messrs. Boyer, Carlton and/or Jones will not be available for election at the time of the 2003 Annual Meeting, the shares represented by the accompanying proxy may be voted for the election in his/their stead of substitute nominee(s) designated by the Board or a committee thereof, unless the proxy withholds authority to vote for all nominees.

     Assuming the presence of a quorum, to be elected a nominee must receive the affirmative vote of the holders of a plurality of the Common Stock present, in person or by proxy, at the 2003 Annual Meeting.


                            DIRECTORS OF THE COMPANY

     The following information relates to the nominees named above and to the other persons whose terms as directors will continue after the 2003 Annual Meeting.

            Name             Age                 Position
            ----             ---                 --------
Eric R. Boyer                33       Co-Founder, President and CEO

Victoria Carlton             27       Co-Founder, Director, Treasurer and
                                      Secretary

Andrew L. Jones              29       Chairman

     The Board of Directors is comprised of only one class of director. Each director is elected to hold office until the next annual meeting of shareholders and until his successor has been elected and qualified. Officers are elected annually by the Board of Directors and hold office until successors are duly elected and qualified. The following is a brief account of the business experience of each of the nominees listed above. There is no family relationship between any director or executive officer.

ERIC R. BOYER is one of our co-founders and has served as a Director since our inception in March 2001. He became our President and Chief Executive Officer in April 2002. Prior to assuming his executive duties at Premier, Mr. Boyer became a bartender in November 2001 at Griff's Landing in Frederick, Maryland, a casual dining downtown restaurant and bar. Prior to taking on his responsibilities at Premier and Griff's Landing, Mr. Boyer spent more than 12 years in the advertising and television industry. He remains a partner and Senior Editor at Prism Digital Post, a company he help co-found in March 2000 in

Alexandria, Virginia. Mr. Boyer's creativity has been utilized in many national advertising and market campaigns and can still be seen today. Mr. Boyer's duties include editing and creative input on all phases of production. He also has approval of all new purchases and installation of equipment. Prior clients include Choice Hotels, Arby's, Southwest Airlines, Southwestern Bell, Bell Atlantic, Ponderosa Restaurants, Texas and Maryland tourism departments, and a broad spectrum of political races around the country. Mr. Boyer also does some subcontracting work for the major networks for special events across the country such as O's TV (Baltimore Orioles special programming), Presidential Inaugurals for NBC, and the Antiques Road Show on the Public Broadcast System
(PBS). Before co-founding Prism, Mr. Boyer worked as a freelance editor through a temporary agency for broadcast and production professionals called the International Creative Alliance (ICA), which he is still a member. As a freelance editor he traveled the country editing and training people on equipment usage. Prior to his freelance work, Mr. Boyer worked as a senior editor at 501 Group in Austin, Texas between February 1997 and February 1999.

VICTORIA Z. CARLTON is one of our co-founders and has served as a Director, Treasurer and Secretary since our inception in March 2001. Ms. Carlton concurrently serves as the President and Chief Executive Officer of Restaurant Training Corporation, an affiliated company. Prior to joining Premier in a full-time capacity in November 2001 she served as Human Resources Coordinator for Theochem Corporation, an international chemical company located in Tampa, Florida. She joined Theochem in April 2001 where her duties include processing all applicants, advertising, screening and interviewing for open positions, as well as conducting orientation for all new hires and disseminating benefits information. Prior to her current position, she worked for IBM from June 1997 through June 2000 where she worked with the Global Services and eBusiness development teams on the Y2K eBusiness Customer Readiness Project helping clients upgrade their systems for Year 2000 compliance issues. Prior to joining IBM, Ms. Carlton worked in retail as a manager at Linen Supermarket. Ms. Carlton attended the University of South Florida in Tampa, Florida.

ANDREW L. JONES, ESQ. has been a director and Chairman of the Board since April 2002. Prior to becoming a director Mr. Jones had been a member of our Advisory Board since May 2001. He is currently the Director of Sales for Affordable Access, Inc. ("AAI"), a Texas legal services plan corporation with members throughout the state of Texas. AAI plans to begin operations in other states in 2002 and rapidly become a strong force throughout the United States in the legal services plan industry. Mr. Jones is also the 2001-2002 President-elect and Director and 2000-2001 Secretary of the North Dallas Bar Association. Mr. Jones also serves as a member of the Board of Directors at Stag Financial Group, Inc. Mr. Jones holds the degree of Bachelor of Arts in Government from the University of Texas at Austin and the degree of Juris Doctorate from the Baylor University School of Law. Mr. Jones is licensed to practice law by the Supreme Court of Texas and has been admitted to federal practice in the United States District Court for the Northern District of Texas.


                          BOARD AND COMMITTEE MEETINGS

     During the fiscal year ended December 31, 2002 the Board held four (4) meetings.

     The Board does not have any active committees or sub-committees.

                 PRINCIPAL STOCKHOLDERS AND MANAGEMENT OWNERSHIP

     The following table present certain information as of January 25, 2003 regarding the beneficial ownership of our common stock by:

- each person or entity known by us to own beneficially 5% or more of our issued and outstanding common stock;

-     each of our directors; and

-     all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined. Each beneficial owner's percentage ownership is determined by dividing the number of shares beneficially owned by that person by the number of outstanding shares, increased to reflect the beneficially-owned shares underlying options, warrants or other convertible securities included in that person's holdings, but not those underlying shares held by any other person. As of January 25, 2003 we had 5,350,000 shares issued and outstanding.

     Except as otherwise indicated in the notes to the table,

- we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and

- the address of each beneficial owner listed in the table, except where otherwise noted, is c/o Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703.

                                             Shares
                                          Beneficially  Percentage
Directors and Executive Officers: (1)         Held        Owned
-------------------------------------     ------------  ----------
Eric R. Boyer (2)(3)                         1,085,581      19.1%
Victoria Z. Carlton (2)(4)                   1,077,581      18.7%
Andrew L. Jones (2)(5)                          33,501        *
All directors and officers as a group
  (3 persons) (2)                            2,198,663      36.3%

Five Percent Stockholders
-------------------------
Stag Financial Group, Inc. (6)
  P. O. Box 23542
  Tampa, FL  33623                           1,161,290      19.3%



Coconut Grove Group, Ltd. (7)(8)
  C/o Premier Development & Investment,
      Managing Partner
  504 Beebe Ct.
  Frederick, MD  21703                       1,000,000      18.7%

Olympus Imports & Exports, Ltd. (9)
  Box 3816
  Road Town, Tortola,
  British Virgin Islands                       639,028      11.1%

Tin Hong Trading Company, Ltd. (10)
  Frejgatan 13
  11479 Stockholm, Sweden                      436,777       7.7%

-------------------
* less than 1%

(1)     Does not include persons who serve solely on our Advisory Board.

(2) All of the shares currently owned, including those represented by vested stock options, warrants and other instruments allowing for the acquisition of shares of our common stock, are subject to a "lock-up" agreement and cannot be sold until May 21, 2003 or later.

(3) Represents (a) 745,001 shares of our common stock, (b) 5,000 shares (2,500 individually) of our common stock gifted to minors William Owen and Sally Owen, relatives of Mr. Boyer's, (c) 322,580 shares of our common stock issuable upon exercise of warrants, and (d) 15,000 shares of our common stock issuable upon exercise of vested stock options.

(4) Represents (a) 740,001 shares of our common stock, (b) 322,580 shares of our common stock issuable upon exercise of warrants, and (c) 15,000 shares of our common stock issuable upon exercise of vested stock options. Ms. Carlton disclaims any beneficial ownership to 10,000 shares of our common stock owned by Lula F. Platt, a relative of Ms. Carlton's.

(5) Represents (a) 3,501 shares of our common stock and (b)30,000 shares of our common stock issuable upon exercise of vested stock options.

(6) Represents (a) 500,000 shares of our common stock and (b) 661,290 shares of our common stock issuable upon exercise of warrants.

(7) Coconut Grove Group, Ltd. is a joint venture that is 20% owned by ourselves and 80% owned by Tiki Hut Enterprises, Ltd.

(8)     Represents 1,000,000 shares of our common stock.

(9) Represents (a) 207,900 shares of our common stock and (b) 431,128 shares of our common stock issuable upon exercise of warrants.

(10) Represents (a) 141,100 shares of our common stock and (b) 294,677 shares of our common stock issuable upon exercise of warrants.

                                   MANAGEMENT

     All of the Company's executive officers serve a term of one year or until their successors are elected or appointed and qualified. Our current directors, executive officers and key management personnel, including their ages and respective positions as of March 1, 2002, are as follows:

            Name             Age                 Position
            ----             ---                 --------
Eric R. Boyer                33       Co-Founder, President and CEO

Victoria Carlton             27       Co-Founder, Director, Treasurer and
                                      Secretary

Andrew L. Jones              29       Chairman

See Proposal I. Election of Directors for biographical information on each member of management.


                                  COMPENSATION

     The following table sets forth the compensation paid during the fiscal year ended December 31, 2002 to our Chief Executive Officer and each of our other executive officers and directors. The results for the fiscal year ended December 31, 2001 include all compensation paid through that fiscal year since our inception on March 29, 2001. No person has received compensation equal to or exceeding $100,000 nor have any bonuses been awarded since our inception on March 29, 2001. Furthermore, we do not foresee paying any of our executive officers or directors any type of cash compensation during the current fiscal year ending December 31, 2003.

                                Annual Compensation           Awards           Payouts
                                -------------------           ------           -------
                                               Other               Securities             All
                                              Annual   Restricted  Underlying            Other
Name and                                      Compen-    Stock      Options/    LTIP     Compen-
Principal                    Salary    Bonus  sation    Award(s)     SAR's     Payouts   sation
Position             Year      ($)      ($)     ($)       ($)         (#)        ($)     ($)(1)
------              ------   -------  ------  -------  ----------  ----------  -------  -------
Eric R. Boyer
 President,        2002      -0-      -0-     -0-       -0-        -0-         -0-      -0-
 and CEO           2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-      -0-

Victoria Carlton
 Director,
 Treasurer         2002      -0-      -0-     -0-       -0-        -0-         -0-      -0-
 and Secretary     2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-      -0-

Andrew Jones
 Chairman          2002      -0-      -0-     -0-       -0-        -0-         -0-      -0-

Cary Grider (4)
 President,
 CEO and
 Chairman          2001      -0-      -0-     2,500(2) 500(3)      -0-         -0-      -0-

(1) None of the named executive officers received perquisites and other personal benefits, securities or property in excess of the lesser of $50,000 or 10% of such officer's total annual salary and bonus.

(2) Includes an unrealized gain of $2,500 from the exercise of 250,000 in-the-money options; based on the difference in exercise price of $0.05 a share versus the latest $0.06 price per share paid by the Company in a private acquisition.

(3) Includes a one-time grant of 500,000 shares of our common stock issued as compensation for serving on our Board of Directors valued at $0.001 a share, or $500.

(4) Cary Grider was a co-founder of the Company. He is no longer affiliated with the Company.


Option Grants During the Fiscal Year

     The following table provides summary information as of December 31, 2002 regarding stock options granted to our Chief Executive Officer, other executive officers and directors:

                     Number of      Percent of
                     Securities       Total
                     Underlying   Options/SAR's   Exercise or
Name and Principal    Options       Granted in    Base Price   Expiration
     Position       Granted (#)    Fiscal 2002     ($/Share)      Date
------------------  -----------   -------------   -----------   ----------
Eric R. Boyer
 President,
 and CEO             15,000         33.3%         $2.00         4/12/2007

Victoria Carlton
 Director,
 Treasurer,
 and Secretary       15,000         33.3%         $2.00         4/12/2007

Andrew L. Jones
 Chairman            15,000         33.3%         $2.00         4/12/2007


Option Exercises and Holdings

     The following table provides summary information regarding option exercises during the fiscal year ended December 31, 2002 and the value of options held as of December 31, 2002 by our Chief Executive Officer, executive officers and directors:

                                                                            Value of
                                                          Number of      Unexercised In-
                                                         Unexercised        The-Money
                                                        Options as of     Options at
                        Shares                        fiscal year-end    fiscal year-end
Name and Principal   Acquired on       Value ($)      (#) Exercisable/   ($)Exercisable/
Position             Exercise (#)       Realized       Unexercisable      Unexercisable
------------------   ------------      ---------       --------------    ---------------
Eric R. Boyer
 President,
 and CEO                -0-              $-0-             15,000/-0-       $-0-



Victoria Carlton
 Director,
 Treasurer
 and Secretary          -0-              $-0-             15,000/-0-       $-0-

Andrew L. Jones
 Chairman               -0-              $-0-             15,000/-0-       $-0-

Employment Agreements

     We have not entered into any employment agreements with any of our employees. All future employment arrangements are subject to the discretion of our Board of Directors.

Employee Stock Ownership Program (ESOP)

     We have not established any form of an employee stock ownership program
(ESOP), including stock option, retirement, incentive, defined benefit, actuarial, pension or profit-sharing programs for the benefit of our executive officers, directors or other employees. It is possible, and even likely, that our Board of Directors may recommend the adoption of one or more such programs during the current fiscal year ending December 31, 2003.


                           FIVE YEAR PERFORMANCE GRAPH

     The Company's Common Stock was approved for trading on the OTC Bulletin Board market on December 20, 2002. No quotes were submitted by National Association of Securities Dealers (NASD) market making firms during the fiscal year ended December 31, 2002 nor did any trading activity occur during the fiscal year.

     As of January 25, 2003 three NASD market making firms were quoting the Company's common stock. The common stock had a closing price of $5 a share on January 25, 2003.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We did not enter into any transaction during the fiscal year ended December 31, 2002 with a value in excess of $60,000 with a director, officer, or beneficial owner of 5% or more of our capital stock, or members of their immediate families that had, or is to have, a direct or indirect material interest in us.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's executive officers, directors, and persons who own more than 10% of a registered class of the Company's equity securities are required to file, under the Securities Exchange Act of 1934, reports of ownership and changes of ownership with the Securities and Exchange Commission.

     Based solely on information provided to the Company, the Company believes that during the preceding year its executive officers, directors, and 10% stockholders have complied with all applicable filing requirements.

Annual Auditing and Accounting Expenses

     Our annual auditing and accounting expenses totaled $3,675 for the fiscal year ended December 31, 2002. We do not anticipate annual auditing and accounting expenses to exceed $5,000 for the fiscal year ending December 31, 2003.


        PROPOSAL II.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL II.

     The firm of Baumann, Raymondo & Company, PA has served as independent auditors for the Company for the fiscal year ended December 31, 2002. The Board has appointed that firm to continue in that capacity for the fiscal year 2003 and recommends that a resolution be presented to stockholders at the 2003 Annual Meeting to ratify that appointment.

     In the event the stockholders fail to ratify the appointment of Baumann, Raymondo & Company, PA the Board will appoint other independent public accountants as auditors. Representatives of Baumann, Raymondo & Company, PA will not be present at the 2003 Annual Meeting.

                                  OTHER MATTERS

     The Board does not know of any matters that will be presented for action at the 2003 Annual Meeting other than those described above and matters incident to the conduct of the meeting. If, however, any other matters not presently known to management should come before the 2003 Annual Meeting, it is intended that the shares represented by the accompanying proxy will be voted on such matters in accordance with the discretion of the holders of such proxy.


                              COST OF SOLICITATION

     Proxies may be solicited by directors, officers, or regular employees of the Company in person, by telephone, telegram, or other means. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held by record by such persons will be borne by the Company. The Company anticipates spending approximately $1,000 on these proxy expenses.


                  STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Pursuant to Securities and Exchange Commission regulations, stockholder proposals submitted for next year's proxy statement must be received by the Company no later than the close of business on November 15, 2003 to be considered. Proposals should be addressed to Victoria Carlton, Secretary, Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703. In order to prevent controversy about the date of receipt of a proposal, the Company strongly recommends that any stockholder wishing to present a proposal submit the proposal by certified mail, return receipt requested.

                                     GENERAL

     Upon written request, the Company will provide stockholders with a copy of its Annual Report on Form 10-KSB to the Securities and Exchange Commission (including financial statements and schedules thereto) for the fiscal year ended December 31, 2002, without charge. Direct written requests to: Victoria Carlton, Secretary, Premier Development & Investment, Inc., 504 Beebe Ct., Frederick, MD 21703


PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD/BALLOT PROMPTLY.


                                                 /s/ Victoria Z. Carlton
Frederick, Maryland                              VICTORIA Z. CARLTON
Date:  January 27, 2003                          Treasurer and Secretary


[line]

                               PROXY SOLICITATION


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY. THE SOLICITATION WILL BE BY MAIL.

The entire expense of preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own the Company's Common Stock listed in the names of nominees and will reimburse said banks and brokers for any reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by the employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation to such persons, other than their regular compensation, for their services in the solicitation of the proxies.

BY ORDER OF THE BOARD OF DIRECTORS, JANUARY 27, 2003:


/s/ Victoria Z. Carlton
Victoria Z. Carlton
Treasurer and Secretary

Frederick, Maryland
January 27, 2003

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND MAIL THE ACCOMPANYING PROXY TO THE FOLLOWING ADDRESS.

                                      PROXY
                     PREMIER DEVELOPMENT & INVESTMENT, INC.
                                  504 Beebe Ct.
                           Frederick, Maryland  21703

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF PREMIER DEVELOPMENT & INVESTMENT, INC.

The undersigned hereby appoints Victoria Carlton, Eric R. Boyer and Andrew L. Jones, or any of them (with full power to act along and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of the Common Stock of Premier Development & Investment, Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on February 14, 2003 at 3:00PM Eastern Standard Time (EST) at 3450 Palencia Court, Suite 2203, Tampa, Florida 33618 (Phone: 813-784-3442) and at any adjournment thereof, upon the matters noted below and upon any other matters that may properly come before the Meeting or any adjournment thereof. Said proxies are directed to vote as checked below upon the following matters, and otherwise in their discretion. An abstained vote will be counted in determining a quorum, but will not be counted as a vote either for or against the issues.

(1) To elect directors, the following nominees: Eric R. Boyer, Victoria Z. Carlton and Andrew L. Jones.

(  )     For all of the foregoing nominees
(  )     WITHHOLD AUTHORITY to vote for all of the foregoing nominees
(  )     ABSTAIN

NOTE: TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME. UNLESS AUTHORITY TO VOTE FOR ALL OF THE FOREGOING NOMINEES IS WITHHELD, THIS PROXY WILL BE DEEMED TO CONFER AUTHORITY TO VOTE FOR EACH NOMINEE WHOSE NAME IS NOT STRUCK.

(2) To ratify the selection of Baumann, Raymondo & Company, PA as the independent auditor for fiscal 2003.

(  )     Vote FOR
(  )     Vote AGAINST
(  )     ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IN THE ABSENCE OF SPECIFIC DIRECTIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS NAMED AND FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS. If any further business is transacted at the Meeting, this Proxy will be voted in accordance with the best judgment of the proxies. The Board of Directors recommends a vote FOR each of the listed propositions. This Proxy may be revoked prior to its exercise.

Note: Please sign exactly as name(s) appear on the stock certificate. An attorney, executor, administrator, trustee or guardian or other fiduciary should sign as such. ALL JOINT OWNERS MUST SIGN.


Dated: ___________________________



                                   ________________________________________
                                   Signature of Stockholder(s)



                                   ________________________________________
                                   Signature of Stockholder(s)